OPPENHEIMER CASH RESERVES
                   Supplement dated August 25, 1998 to the
         Statement of Additional Information dated November 17, 1997


This Supplement to the Statement of Additional Information replaces the Supplement dated June 15, 1998 and changes the Statement of Additional Information as follows:

1. The fifth sentence of the section entitled "Trustees and Officers of the Fund" on page 8 is modified as follows:

      All of the officers except Ms. Wolf and Mr. Zimmer hold similar positions with each of the Denver Oppenheimer funds.

2. The biography for Dorothy Warmack under the section entitled "Trustees and Officers of the Fund" on page 10 is deleted and replaced with:

      CAROL E. WOLF, Vice President and Portfolio Manager, Age 46
      6803 South Tucson Way, Englewood, Colorado 80112
      Vice President of the Manager and Centennial; an officer of other Oppenheimer funds.

      Arthur J. Zimmer, Vice President and Portfolio manger, Age 51 6803 South Tucson Way, Englewood, Colorado 80112
      Vice President of the Manager and Centennial; an officer of other Oppenheimer funds.

3. Effective June 1, 1998, the sixth sentence of the second paragraph in the section entitled "How to Exchange Shares" on page 28 is revised to read as follows:

      However, if Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, a Class A contingent deferred sales charge is imposed on the redeemed shares. (A different holding period may apply to shares purchased prior to June 1, 1998).
                                                      (continued)

4. The section entitled "Dividend Reinvestment in Another Fund" in the section "Dividends, Capital Gains and Taxes" on page 30, is deleted and replaced in its entirety by the following:

      Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "The Oppenheimer Funds" above. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment in shares of the selected fund will be made in the case of Class B or Class C shares at the net asset value per share, and in the case of Class A shares, will be made at the public offering price (i.e. net asset value plus any sales charge that applies) in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund at net asset value.

5. The list of Corporate Industry Classifications (Exhibit B) on page B-1 is modified by including the following new classification: Asset Backed.


August 25, 1998                                             PX0760.007

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